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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                          -------------------------

                                   FORM 8-K
                                CURRENT REPORT
                            PURSUANT TO SECTION 13
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report:  April 1, 1997



                         NHANCEMENT TECHNOLOGIES INC.
              (Exact name of Registrant as Specified in Charter)


        DELAWARE                     0-21999                  84-1360852

(State or jurisdiction of          (Commission               (IRS Employer
incorporation or organization)     File Number)          Identification Number)


                             1746 COLE BOULEVARD
                                  SUITE 265
                            GOLDEN, COLORADO 80401
                                 303-271-0505
                 (Address of Principal Executive Offices and
                              Telephone Number)











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ITEM 5. OTHER EVENTS.

        In a press release issued April 2, 1997, the Company announced that its non-binding letter of intent to acquire C.C. & Associates ("CCA"), a security systems and services provider, expired by its terms on March 31, 1997. The letter of intent and the proposed acquisition of CCA were described in the Company's Prospectus dated January 30, 1997. The Company is evaluating whether to go forward with the CCA acquisition in light of other business opportunities.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        NHancement Technologies Inc.



Date: April 7, 1997                     By: /s/ DOUGLAS S. ZORN
                                           ---------------------------------
                                            Douglas S. Zorn
                                            Executive Vice President, Chief
                                            Operating and Financial Officer